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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  April 5, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                         1-10218                  13-3489233
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.


         On March 31, 2006, Collins & Aikman Corporation (the "Company") appointed Matti Masanovich as the Company's Vice President, Controller and Chief Accounting Officer. Mr. Masanovich had been serving as the Company's Vice President of Internal Audit since joining the Company in November 2005. From 2001 until joining the Company in November 2005, Mr. Masanovich served as Federal-Mogul Corporation's Chief Audit Executive and Director of Audit Services.

         Under the terms of Mr. Trenary's employment arrangement, he is entitled to receive, among other things, an annual base salary of $250,000 and an annual bonus equal to 50% of his annual base salary. In addition, Mr. Masanovich is eligible to receive a "success bonus" and, in certain circumstances, certain severance benefits, in each case, as determined by the chief executive officer.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 5, 2006


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/ Stacy Fox
                                       ----------------------------------
                                       Name: Stacy Fox
                                       Title: Executive Vice President, Chief
                                      Administrative Officer & General Counsel